--------------------------------------------------------------------------------
                                      ZENIX
                                     Income
                                    Fund Inc.
--------------------------------------------------------------------------------


                            [LOGO OF SMITH BARNEY]


                               Semi-Annual Report
                               September 30, 1999

--------------------------------------------------------------------------------

                             Zenix Income Fund Inc.


[PHOTO OF HEATH B. MCLENDON]       [PHOTO OF JOHN C. BIANCHI]

Chairman                           Vice President and Investment Officer


Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Zenix Income Fund Inc. ("Fund") for the period ended September 30, 1999. We hope you find this report to be useful and informative. Over the past six months the Fund paid income dividends totaling $0.33 per common shareholders. The table below shows the annualized distribution rate and six-month total return for the Fund based on its September 30, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.



           Price                 Annualized             Six-Month
         Per Share           Distribution Rate/1/      Total Return
         ---------           --------------------      ------------
        $5.41 (NAV)                11.98%                 (3.78)%
        $5.31 (NYSE)               12.20%                 (4.14)%


The Fund generated a total return of a negative 3.78% for the six-month period ended September 30, 1999. The Fund's performance was unfavorable compared to the six-month total return of a negative 1.99% for closed-end high yield bond funds as reported by Lipper, Inc. (Lipper, Inc. is a major fund-tracking organization). A full discussion of the past six month's economic and market conditions as well as the investment strategy pursued by the Fund during this time follows.


--------------
1 The annualized distribution rate assumes a current monthly income dividend rate of $0.054 per share for twelve months.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Market and Economic Overview
The fixed income markets ended the third quarter of 1999 in a narrow trading range with U.S. Treasuries fluctuating in the low 6% area. Bond investor sentiment remained negative with continued fears over stronger worldwide growth and potentially higher inflation. So far, the Federal Reserve Board ("Fed") has raised short-term interest rates twice for a total of 50 basis points. If the U.S. economy does not begin to slow, we would expect that the Fed may be inclined to raise rates in November.2 In our opinion, the fixed income markets have already priced this increase into the markets and it is reflected in current bond prices.

Despite the strength in the U.S. economy, inflation rates have remained contained and have not accelerated over the past nine months. Nonetheless, the Fed appears to be not only concerned with current inflation rates, but the impact of stronger world economic growth on future rates of inflation. The improving economic conditions in Europe and Asia, may provide the Fed with further impetus to fully reverse their 75 basis point easing that occurred during the emerging market crisis in 1998.

During the third quarter of 1999, the high yield bond market declined, with the higher quality segments of this market materially outperforming the lowest quality segments. Lower quality issues generated much weaker results as increasing default rates continued to have a negative affect on their performance. We do not attribute the rising default trend in the high yield market to a weakening economy. We believe that the rising default trend may be a natural fallout from the increase in new issuance over the past three years during which lot of merger and acquisition activity occurred. A number of defaults are occurring among the less viable companies that are simply not competitive in today's challenging economy.

Portfolio Strategy and Market Outlook
The Fund remains cautiously positioned with a heavy emphasis in better quality, intermediate maturity "B" and "BB" rated high-yield bonds. The strongest performing industry sectors in the high yield market continued to be in basic materials (i.e. forest products, metals, mining, etc.), cable and media, and oil and natural gas. The worst performing sectors included healthcare, chemicals, home builders, and textile/apparel.

The Fund's portfolio repositioning over the past several months continued to benefit its performance in September. Also, our continued emphasis on better quality issues and our increased focus on basic industry issues contributed to the Fund's performance. During the first half of 1999, the higher quality issues had actually underperformed the lower quality issues by a meaningful margin because of their


---------------
2 On Tuesday, November 16, 1999, the Federal Reserve Board raised short-term rates by 25 basis points after this letter was written.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

higher sensitivity to rising treasury rates. Given our relatively higher quality orientation versus our peer group, our total return performance was negatively impacted. We especially lagged behind our high yield peer group since a number of our high yield fund competitors had emphasized a combination of lower quality issues, emerging market debt as well as common and preferred stock.

So far, during the second half of this year we have seen a sharp reversal of the first quarter trends and that has negatively impacted the more aggressive high yield funds. We intend to maintain style purity in the Fund with a meaningful emphasis on better quality issues. Moreover, given the higher volatility in the financial markets, we will continue to maintain the Fund's relatively sound credit quality orientation.

We eliminated several underperforming companies during the early part of the year. We will continue to selectively add attractively priced industrials in an effort to create more balance in the Fund. In terms of quality, we have been increasing our exposure to the middle B-rated segment of the market where we have continued to find attractive yields.

And while no guarantees can be given, we are encouraged by our improved results in the third quarter of 1999, and remain confident we can pick up additional ground in the upcoming months. Also, we remain bullish on the total return prospects of the high yield market at current valuation levels, especially given the continued health of the economy.

Thank you for investing in the Zenix Income Fund Inc. We look forward to continuing to help you pursue your investment goals. Should you have any questions about your investment in the Fund, please call the First Data Investor Services Group Inc. at (800) 331-1710.


Sincerely,


/s/ Heath B. McLendon                  /s/ John C. Bianchi

Heath B. McLendon                      John C. Bianchi, CFA
Chairman                               Vice President and
                                       Investment Officer


October 15, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

     Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

     As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

     If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

     The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

     If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data Investors Services Group, Inc. ("Plan Agent") will buy common stock for your account in the open market.

     If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

     A more complete description of the current Plan appears in the section of this report beginning on page 35. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan agent and for the purpose of standardizing certain terms among the various closed-end mutual funds managed by SSB Citi Fund Management LLC, formerly known as SSBC Fund Management, Inc.

     To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------

[LOGO OF SMITH BARNEY]                                   Schedule of Investments
                                                  September 30, 1999 (unaudited)
================================================================================


    Face
  Amount++  Rating(a)                  Security                                    Value
-------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 95.3%
Aerospace -- 0.9%
  565,000   B1*     BE Aerospace Inc., Sr. Sub. Notes, 9.500% due 11/1/08 .... $   566,412
  380,000   B-      Dunlop Standard Aerospace Holdings, Sr. Notes,
                       11.875% due 5/15/09+ ..................................     383,800
  400,000   B-      Fairchild Corp., Sr. Sub. Notes, 10.750% due 4/15/09 .....     344,000
                                                                              ------------
                                                                                 1,294,212
                                                                              ------------
Air Freight/Delivery Services -- 0.2%
  250,000   BBB-    Atlas Air, Inc., Sr. Notes, 8.770% due 1/2/11 ............     242,450
                                                                              ------------
Airlines -- 1.1%
1,745,000   BB      Airplanes Pass-Through Trust, Corp., Asset-Backed
                       Securities, Series 1, Class D, 10.875% due 3/15/19 ....   1,570,500
                                                                              ------------
Aluminum -- 0.6%
                    Kaiser Aluminum & Chemical Corp., Sr. Sub Notes:
  600,000   B3*        12.750% due 2/1/03 ....................................     609,000
  160,000   B1*        Series B, 10.875% due 10/15/06 ........................     164,000
  140,000   B1*        Series D, 10.875% due 10/15/06 ........................     143,500
                                                                              ------------
                                                                                   916,500
                                                                              ------------
Apparel -- 0.2%
  400,000   B-      Tropical Sportswear International Inc., Guaranteed
                       Sr. Sub. Notes, Series A, 11.000% due 6/15/08 .........     360,000
                                                                              ------------
Auto Parts: Original Equipment Manufacture -- 0.7%
  805,000   B       Collins & Aikman Products, Sr. Sub. Notes,
                       11.500% due 4/15/06 ...................................     813,050
  250,000   B       Dura Operating Corp., Sr. Sub. Notes, 9.000% due 5/1/09 ..     237,500
                                                                              ------------
                                                                                 1,050,550
                                                                              ------------
Automotive Aftermarket -- 0.6%
  865,000   B1*     Exide Corp., Sr. Notes, 10.000% due 4/15/05 ..............     860,675
                                                                              ------------
Broadcasting -- 0.5%
  130,000   B       Capstar Broadcasting Corp., Sr. Discount Notes,
                       step bond to yield 11.002% due 2/1/09 .................     111,475
                    Citadel Broadcasting Co., Sr. Sub. Notes:
  200,000   B-         10.250% due 7/1/07 ....................................     206,000
  400,000   B-         9.250% due 11/15/08 ...................................     395,000
                                                                              ------------
                                                                                   712,475
                                                                              ------------

                        See Notes to Financial Statements.

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================


    Face
  Amount++   Rating(a)                 Security                                 Value
----------------------------------------------------------------------------------------
Building Materials -- 0.3%
  385,000    B      Atrium Cos. Inc., Sr. Sub. Notes, 10.500% due 5/1/09 .. $   369,600
                                                                            -----------
Building Products -- 1.3%
  295,000    B      Amatek Industries Pty. Ltd., Sr. Sub. Notes,
                       12.000% due 2/15/08+ ...............................     278,037
  350,000    B      NCI Building Systems Inc., Sr. Sub. Notes,
                       9.250% due 5/1/09 ..................................     332,500
                    Nortek Inc., Sr. Notes:
  125,000    B+        8.875% due 8/1/08 ..................................     118,750
  550,000    B+        Series B, 9.250% due 3/15/07 .......................     537,625
  565,000    B+        Series B, 9.125% due 9/1/07 ........................     548,050
                                                                            -----------
                                                                              1,814,962
                                                                            -----------
Cable Television -- 12.0%
1,860,000    B+     Adelphia Communications, Sr. Notes, Series B,
                       9.875% due 3/1/07 ..................................   1,878,600
                    Century Communications Corp.:
1,490,000    BB-       Sr. Discount Notes, Series B, zero coupon to yield
                          9.528% due 1/15/08 ..............................     636,975
  130,000    BB-       Sr. Notes, 9.750% due 2/15/02 ......................     132,275
  915,000    B+     Charter Communications Holdings LLC/Charter
                       Communications Capital Corp., Sr. Discount Notes,
                       step bond to yield 9.887% due 4/1/11+ ..............     544,425
                    CSC Holdings Inc., Sr. Sub. Debentures:
1,360,000    BB-       9.875% due 2/15/13 .................................   1,431,400
1,000,000    BB-       10.500% due 5/15/16 ................................   1,085,000
  495,000GBP B-     Diamond Holdings PLC, Guaranteed Notes,
                       10.000% due 2/1/08@ ................................     808,053
  760,000    B      Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09 ......     751,450
  420,000    B+     Insight Midwest, Sr. Sub. Notes, 9.750% due 10/1/09+ ..     424,200
                    NTL Inc., Sr. Notes:
1,345,000    B-        11.500% due 10/1/08 ................................   1,445,875
  525,000    B-        Step bond to yield 12.329% due 10/1/08+ ............     350,437
                    Rogers Cablesystems, Ltd., Guaranteed Sr. Sub.
  775,000    BB-       Debentures, 11.000% due 12/1/15@ ...................     875,750
1,250,000    B+     Telewest Communications PLC, Sr. Notes,
                       11.250% due 11/1/08 ................................   1,340,625
4,670,000    B      United International Holdings Inc., Sr. Discount Notes,
                       Series B, step bond to yield 11.284% due 2/15/08 ...   2,837,025
4,750,000    B2*    United Pan-Europe Communications, Sr. Discount Notes,
                       step bond to yield 12.500% due 8/1/09+ .............   2,689,687
                                                                            -----------
                                                                             17,231,777
                                                                            -----------

                        See Notes to Financial Statements.

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================

    Face
  Amount++  Rating(a)                  Security                                 Value
----------------------------------------------------------------------------------------
Casinos - Gambling -- 2.2%
  105,000   BB+     Circus Circus Enterprises Inc., Sr. Sub. Debentures,
                       7.625% due 7/15/13 ................................. $    89,250
  565,000   B       Harveys Casino Resorts, Guaranteed Sr. Sub. Notes,
                       10.625% due 6/1/06 .................................     573,475
                    Hollywood Casino:
  160,000   B          First Mortgage Notes, 13.000% due 8/1/06+ ..........     165,600
  160,000   B          Guaranteed Sr. Sub. Notes, 11.250% due 5/1/07 ......     162,000
  530,000   B       Hollywood Park, Inc., Sr. Sub. Notes,
                       9.250% due 2/15/07 .................................     512,775
  635,000   B+      Horseshoe Gaming Holding, Sr. Sub. Notes,
                       8.625% due 5/15/09 .................................     604,838
  465,000   B       Isle of Capri Casinos, Sr. Sub. Notes,
                       8.750% due 4/15/09 .................................     427,800
                    Station Casinos, Inc., Sr. Sub. Notes:
  195,000   B+         10.125% due 3/15/06 ................................     200,363
  500,000   B+         8.875% due 12/1/08 .................................     487,500
                                                                            -----------
                                                                              3,223,601
                                                                            -----------
Chemicals - Major -- 1.3%
                    Huntsman Corp.:
4,000,000   B+         Sr. Discount Notes, zero coupon to yield 13.088%
                          due 12/31/09+ ...................................   1,040,000
  205,000   B2*        Sr. Sub. Notes, 9.500% due 7/1/07+ .................     189,625
  645,000   B+         Sr. Sub. Notes, 10.125% due 7/1/09+ ................     630,488
                                                                            -----------
                                                                              1,860,113
                                                                            -----------
Chemicals - Specialty -- 0.7%
                    Lyondell Chemical Co.:
  320,000   BB         Sr. Secured Notes, 9.625% due 5/1/07+ ..............     317,600
  640,000   BB         Sr. Secured Notes, 9.875% due 5/1/07+ ..............     635,200
   25,000   B+         Sr. Sub. Notes, 10.875% due 5/1/09 .................      25,250
                                                                            -----------
                                                                                978,050
                                                                            -----------
Coal Mining -- 0.6%
  960,000   B       AEI Resources Inc., Guaranteed Notes,
                       10.500% due 12/15/05+ ..............................     864,000
                                                                            -----------
Construction/AG Equipment/Trucks -- 0.2%
  275,000   B       Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                       8.500% due 4/1/08 ..................................     250,937
                                                                            -----------

                        See Notes to Financial Statements

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================

    Face
  Amount++  Rating(a)                  Security                                 Value
----------------------------------------------------------------------------------------
Containers - Packaging -- 3.8%
  785,000   B       AEP Industries Inc., Sr. Sub. Notes,
                       9.875% due 11/15/07 ................................ $   749,675
  800,000ECUB1*     BSN Financing Co., Guaranteed Sr. Sub. Notes,
                       10.250% due 8/1/09+ ................................     871,167
  225,000   B       BWAY Corp., Guaranteed Sr. Sub. Notes, Series B,
                       10.250% due 4/15/07 ................................     226,125
  575,000   B       Huntsman Packaging Corp., Guaranteed Sr. Sub. Notes,
                       9.125% due 10/1/07 .................................     546,250
1,000,000DEMB       Impress Metal Packaging Holdings, Sr. Sub. Notes,
                       9.875% due 5/29/07@ ................................     577,153
1,075,000   B       Stone Container Finance Corp., Guaranteed Sr. Notes,
                       11.500% due 8/15/06+ ...............................   1,127,406
                    Tekni-Plex Inc.:
  260,000   B-         Guaranteed Sr. Sub. Notes, Series B, 9.250%
                          due 3/1/08 ......................................     251,550
1,000,000   B-         Sr. Sub. Notes, Series B, 11.250% due 4/1/07 .......   1,055,000
                                                                            -----------
                                                                              5,404,326
                                                                            -----------
Contract Drilling -- 1.2%
  655,000   BB      Pride International Inc., Sr. Notes, 10.000% due 6/1/09     673,013
  515,000   Ba3*    R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06 ......     542,038
  555,000   BB-     RBF Finance Corp., Guaranteed Sr. Notes,
                       11.375% due 3/15/09 ................................     584,138
                                                                            -----------
                                                                              1,799,189
                                                                            -----------
Discount Stores -- 1.2%
1,210,000   B+      Ames Department Stores, Sr. Notes,
                       10.000% due 4/15/06 ................................   1,176,725
  490,000   BB+     Kmart Corp., Debentures, 12.500% due 3/1/05 ...........     587,388
                                                                            -----------
                                                                              1,764,113
                                                                            -----------
Diversified Commercial Services -- 1.3%
  675,000   B+      Cia. Latino Americana de Infraestructura & Servicos S.A.,
                       Guaranteed Sr. Notes, 11.625% due 6/1/04+ ..........     411,750
1,000,000   B2*     Intertek Finance PLC, Guaranteed Sr. Sub. Notes,
                       Series B, 10.250% due 11/1/06 ......................     930,000
  500,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                       11.000% due 11/1/06 ................................     486,250
                                                                            -----------
                                                                              1,828,000
                                                                            -----------

                        See Notes to Financial Statements

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================

    Face
  Amount++  Rating(a)                  Security                                 Value
----------------------------------------------------------------------------------------
Diversified Financial Services -- 0.3%
                    Amresco Inc., Sr. Sub. Notes, Series A:
  600,000   CCC+       10.000% due 3/15/04 ................................ $   390,000
  135,000   CCC+       9.875% due 3/15/05 .................................      88,425
                                                                            -----------
                                                                                478,425
                                                                            -----------
Diversified Manufacturing -- 0.7%
  390,000   B-      Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09+ ......     405,600
  700,000   B+      Park-Ohio Industries, Inc., Sr. Sub. Notes,
                       9.250% due 12/1/07 .................................     647,500
                                                                            -----------
                                                                              1,053,100
                                                                            -----------
Drugs - Generic -- 1.5%
2,300,000   BB      ICN Pharmaceuticals Inc., Sr. Notes, Series B,
                       9.250% due 8/15/05 .................................   2,196,500
                                                                            -----------
Electronic Components -- 1.0%
  725,000   B+      Celestica International Inc., Sr. Sub. Notes,
                       10.500% due 12/31/06 ...............................     768,500
  815,000   B-      Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07 ....     700,900
                                                                            -----------
                                                                              1,469,400
                                                                            -----------
Engineering & Construction -- 0.7%
  165,000   B-      American Plumbing & Mechanic, Sr. Sub. Notes,
                       11.625% due 10/15/08+ ..............................     148,500
  580,000   B       Group Maintenance America Corp., Sr. Sub. Notes,
                       9.750% due 1/15/09 .................................     556,800
  255,000   BB-     Integrated Electrical Services, Sr. Sub. Notes,
                       9.375% due 2/1/09 ..................................     248,625
                                                                            -----------
                                                                                953,925
                                                                            -----------
Environmental Services -- 3.1%
4,000,000   B+      Allied Waste North America, Sr. Sub. Notes,
                       10.000% due 8/1/09+ ................................   3,660,000
  315,000   B+      IT Group Inc., Sr. Sub. Notes, 11.250% due 4/1/09+ ....     299,250
  490,000   NR      URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09+ ........     491,838
                                                                            -----------
                                                                              4,451,088
                                                                            -----------

                        See Notes to Financial Statements.

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================

    Face
  Amount++  Rating(a)                  Security                                 Value
----------------------------------------------------------------------------------------
Food Distributors -- 1.8%
1,000,000   B2*     Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08 ..... $   857,500
1,325,000   B       Imperial Holly Corp., Guaranteed Sr. Sub. Notes,
                       9.750% due 12/15/07 ................................   1,245,500
  475,000   B-      Premier International Foods PLC, Sr. Notes,
                       12.000% due 9/1/09+ ................................     479,750
                                                                            -----------
                                                                              2,582,750
                                                                            -----------
Foods - Specialty/Candy -- 0.9%
  850,000   B-      B&G Foods Inc., Guaranteed Sr. Sub. Notes,
                       9.625% due 8/1/07 ..................................     788,375
  570,000   B+      Chiquita Brands International Inc., Sr. Notes,
                       10.000% due 6/15/09 ................................     518,700
                                                                            -----------
                                                                              1,307,075
                                                                            -----------
Forest Products -- 0.5%
  660,000   B       Ainsworth Lumber Co. Ltd., Sr. Notes,
                       12.500% due 7/15/07 ................................     727,650
                                                                            -----------
Home Building -- 0.4%
  660,000   BB-     U.S. Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09 ...     605,550
                                                                            -----------
Home Furnishings -- 0.3%
  405,000   B       Falcon Products Inc., Sr. Sub. Notes,
                       11.375% due 6/15/09 ................................     395,887
                                                                            -----------
Hospital - Nursing Management -- 2.3%
1,090,000   Ba3*    Fresenius Medical Care Capital Trust I, Trust Preferred
                       Securities, 9.000% due 12/1/06 .....................   1,068,200
2,585,000   B-      Magellan Health Services, Inc., Sr. Sub. Notes,
                       9.000% due 2/15/08 .................................   2,216,638
                                                                            -----------
                                                                              3,284,838
                                                                            -----------
Hotel - Resort -- 4.1%
3,000,000   B-      Courtyard By Marriott II LP/Courtyard Finance Co., Sr.
                       Secured Notes, Series B, 10.750% due 2/1/08 ........   3,000,000
2,295,000   BB      HMH Properties, Inc., Sr. Notes, Series C,
                       8.450% due 12/1/08 .................................   2,128,612
  855,000   B+      Intrawest Corp., Sr. Notes, 9.750% due 8/15/08 ........     829,350
                                                                            -----------
                                                                              5,957,962
                                                                            -----------

                        See Notes to Financial Statements

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================

    Face
  Amount++  Rating(a)                  Security                                 Value
----------------------------------------------------------------------------------------
Insurance - Multi-Line -- 0.9%
1,000,000   BB+     SIG Capital Trust I, Guaranteed Trust Preferred Securities,
                       9.500% due 8/15/27@ ................................ $   750,000
  650,000   B       Veritas Capital Trust, Guaranteed Trust Preferred
                       Securities, 10.000% due 1/1/28 .....................     494,000
                                                                            -----------
                                                                              1,244,000
                                                                            -----------
Internet Services -- 2.8%
  325,000   NR      Cybernet Internet Services International, Sr. Notes,
                       14.000% due 7/1/09+ ................................     323,375
                    PSINet Inc., Sr. Notes:
  355,000   B-         11.500% due 11/1/08 ................................     359,438
  880,000   B-         11.000% due 8/1/09+ ................................     862,400
  250,000ECUB-         11.000% due 8/1/09+ ................................     258,262
  200,000   B-         Series B, 10.000% due 2/15/05 ......................     192,000
1,075,000   NR      Splitrock Services, Inc., Guaranteed Sr. Notes,
                       11.750% due 7/15/08 ................................     967,500
                    Verio Inc., Sr. Notes:
  360,000   B-         10.375% due 4/1/05 .................................     357,750
  380,000   B-         11.250% due 12/1/08 ................................     390,450
  460,000   CCC+    WAM!NET Inc., Guaranteed Sr. Discount Notes,
                       Series B, step bond to yield 13.392% due 3/1/05 ....     271,400
                                                                            -----------
                                                                              3,982,575
                                                                            -----------
Leisure/Movies/Entertainment -- 1.0%
1,500,000   B-      SFX Entertainment, Inc., Sr. Sub. Notes, Series B,
                       9.125% due 2/1/08 ..................................   1,380,000
                                                                            -----------
Machinery - Industrial/Components -- 0.4%
  518,000   B-      Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03     525,770
                                                                            -----------
Media Conglomerates -- 1.1%
  975,000GBPB       Polestar Corp. PLC, Sr. Notes, Series B,
                       10.500% due 5/30/08@ ...............................   1,557,559
                                                                            -----------
Medical Specialties -- 0.3%
  390,000   B-      Hanger Orthopedic Group, Sr. Sub. Notes,
                       11.250% due 6/15/09+ ...............................     393,900
                                                                            -----------
Metal/Minerals - Other -- 0.2%
  325,000   B-      Haynes International, Inc., Sr. Notes,
                       11.625% due 9/1/04 .................................     304,688
                                                                            -----------

                        See Notes to Financial Statements

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================

    Face
  Amount++  Rating(a)                  Security                                 Value
----------------------------------------------------------------------------------------
Miscellaneous -- 0.2%
  390,000   B-      Key Plastics Inc., Series B, Sr. Sub. Notes,
                       10.250% due 3/15/07 ................................ $   327,600
                                                                            -----------
Multi-Sector Companies -- 0.3%
  535,000   B-      Triarc Consumer Beverage, Sr. Sub. Notes,
                       10.250% due 2/15/09+ ...............................     506,913
                                                                            -----------
Newspapers -- 0.5%
  810,000   B+      Garden State Newspapers, Sr. Sub. Notes,
                       8.625% due 7/1/11 ..................................     735,075
                                                                            -----------
Oil & Gas Production -- 6.6%
                    Belco Oil & Gas Corp., Sr. Sub. Notes:
  250,000   B1*        10.500% due 4/1/06 .................................     257,500
  600,000   B1*        8.875% due 9/15/07 .................................     573,000
                    Canadian Forest Oil Ltd., Guaranteed Sr. Sub. Notes:
  350,000   B          10.500% due 1/15/06 ................................     360,500
  500,000   B          8.750% due 9/15/07 .................................     481,250
  145,000   B       Chesapeake Energy Corp., Sr. Notes, Series B,
                       9.625% due 5/1/05 ..................................     139,200
1,300,000   B+      Clark USA Inc., Sr. Notes, Series B, 10.875% due 12/1/05  1,111,500
  400,000   B+      Nuevo Energy Co., Sr. Sub. Notes, 9.500% due 6/1/08+ ..     399,000
                    Ocean Energy Inc.:
  900,000   BB-        Guaranteed Sr. Sub. Debentures, 9.750% due 10/1/06 .     929,250
2,550,000   BB-        Guaranteed Sr. Sub. Notes, 10.375% due 10/15/05 ....   2,671,125
  980,000   B+      Parker Drilling Co., Sr. Notes, 9.750% due 11/15/06 ...     948,150
                    Plains Resources Inc., Sr. Sub. Notes:
  135,000   B          Series B, 10.250% due 3/15/06 ......................     136,688
  825,000   B          Series E, 10.250% due 3/15/06+ .....................     835,313
  700,000   B       Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                       8.750% due 9/15/07 .................................     689,500
                                                                            -----------
                                                                              9,531,976
                                                                            -----------
Oil & Gas Transmission -- 0.4%
  540,000   NR      Leviathan Gas Pipeline Finance Corp., Sr. Sub. Notes,
                       10.375% due 6/1/09+ ................................     553,500
                                                                            -----------
Package Goods/Service -- 0.1%
  125,000   B-      Revlon Consumer Products Corp., Sr. Sub. Notes,
                       8.625% due 2/1/08 ..................................     103,750
                                                                            -----------

                        See Notes to Financial Statements

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================

    Face
  Amount++   Rating(a)                 Security                                 Value
----------------------------------------------------------------------------------------
Paper -- 3.0%
  505,000    B      Doman Industries Ltd., Sr. Notes, 8.750% due 3/15/04 .. $   358,550
  815,000ECU B      Kappa Beheer B.V., Guaranteed Sr. Sub. Notes,
                       10.625% due 7/15/09+ ...............................     878,822
1,050,000    CCC+   Repap New Brunswick, Sr. Secured Notes,
                       10.625% due 4/15/05 ................................     913,500
                    Riverwood International Corp.:
  515,000    B-        Guaranteed Sr. Notes, 10.625% due 8/1/07 ...........     516,931
1,000,000    CCC+      Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08 ......     945,000
  715,000    BB+    Tembec Industries Inc., Sr. Notes, 9.875% due 9/30/05 .     740,025
                                                                            -----------
                                                                              4,352,828
                                                                            -----------
Pharmaceuticals - Other -- 0.6%
  770,000    B      King Pharmaceutical Inc, Sr. Sub. Notes,
                       10.750% due 2/15/09 ................................     795,025
                                                                            -----------
Photographic Products -- 0.3%
  430,000    BB-    Polaroid Corp., Sr. Notes, 11.500% due 2/15/06 ........     449,350
                                                                            -----------
Printing/Forms -- 0.0%
   45,000    Baa3*  World Color Press Inc., Sr. Sub. Notes,
                       7.750% due 2/15/09 .................................      42,806
                                                                            -----------
Real Estate Investment Trusts -- 0.9%
1,280,000    Baa3*  Trizec Finance Ltd., Guaranteed Sr. Notes,
                       10.875% due 10/15/05@ ..............................   1,366,400
                                                                            -----------
Recreational Products/Toys -- 0.2%
  300,000ECU B2*    Head Holding Corp., Sr. Notes, 10.750% due 7/15/06+ ...     311,512
                                                                            -----------
Rental/Leasing Companies -- 1.1%
  690,000    BB-    Avis Rent A Car Inc., Sr. Sub. Notes,
                       11.000% due 5/1/09+ ................................     707,250
  270,000    B      Nationsrent, Inc., Guaranteed Sr. Sub. Notes,
                       10.375% due 12/15/08 ...............................     269,325
  625,000    BB-    United Rentals Inc., Sr. Sub. Notes, 9.250% due 1/15/09     603,125
                                                                            -----------
                                                                              1,579,700
                                                                            -----------
Restaurants -- 0.4%
  671,000    B      Advantica Restaurant Group, Sr. Notes,
                       11.250% due 1/15/08 ................................     585,447
                                                                            -----------

                        See Notes to Financial Statements

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================

    Face
  Amount++  Rating(a)                  Security                                 Value
----------------------------------------------------------------------------------------
Retail Food Chains -- 0.5%
  350,000   CCC+    Pathmark Stores, Inc., Sub. Notes, 12.625% due 6/15/02. $   357,875
  305,000   B+      Stater Brothers Holdings, Sr. Notes,
                       10.750% due 8/15/06+ ...............................     312,244
                                                                            -----------
                                                                                670,119
                                                                            -----------
Retail - Other Specialty Stores -- 0.6%
1,000,000   B-      Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                       Series B, 10.250% due 4/15/08 ......................     935,000
                                                                            -----------
Savings & Loan Associations -- 2.2%
1,000,000   B2*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                       10.875% due 8/1/27 .................................     665,000
2,600,000   B+      Ocwen Financial Corp., Sr. Notes,
                       11.875% due 10/1/03@ ...............................   2,444,000
                                                                            -----------
                                                                              3,109,000
                                                                            -----------
Semiconductors -- 0.8%
1,240,000   B       Fairchild Semiconductor Inc., Sr. Sub. Notes,
                       10.125% due 3/15/07 ................................   1,215,200
                                                                            -----------
Steel/Iron Ore -- 1.6%
  660,000   B+      Russel Metals Inc., Sr. Notes, 10.000% due 6/1/09 .....     636,075
1,320,000   B+      WCI Steel Inc., Sr. Notes, 10.000% due 12/1/04 ........   1,280,400
  385,000   B-      WHX Corp., Sr. Notes, 10.500% due 4/15/05 .............     361,900
                                                                            -----------
                                                                              2,278,375
                                                                            -----------
Telecommunications - Other -- 10.3%
1,775,000   NR      E.Spire Communications, Inc., Sr. Discount Notes,
                       step bond to yield 11.384% due 7/1/08 ..............     656,750
                    Esprit Telecom Group PLC, Sr. Notes:
  700,000   B-         11.500% due 12/15/07 ...............................     728,000
  600,000DEMB-         11.500% due 12/15/07@ ..............................     341,392
  400,000   B-         10.875% due 6/15/08 ................................     407,000
1,200,000   NR      FaciliCom International, Inc., Sr. Notes, Series B,
                       10.500% due 1/15/08 ................................     990,000
                    Hermes Europe Railtel B.V., Sr. Notes:
1,000,000   B          11.500% due 8/15/07 ................................   1,022,500
  300,000   B          10.375% due 1/15/09 ................................     299,250
                    ICG Holdings Inc., Sr. Discount Notes:
  335,000   B-         Step bond to yield 12.935% due 9/15/05 .............     294,800
  555,000   B-         Step bond to yield 12.612% due 5/1/06 ..............     435,675

                        See Notes to Financial Statements

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================

    Face
  Amount++  Rating(a)                  Security                                 Value
----------------------------------------------------------------------------------------
Telecommunications - Other -- 10.3% (continued)
                    Intermedia Communications Co.:
1,075,000   B          Sr. Discount Notes, step bond to yield 11.887%
                          due 5/15/06 ..................................... $   878,812
  445,000   B          Sr. Discount Notes, step bond to yield 11.208%
                          due 7/15/07 .....................................     298,150
  530,000   B          Sr. Notes, 9.500% due 3/1/09 .......................     492,900
  380,000   B3*     IXC Communications Inc., Sr. Sub. Notes,
                       9.000% due 4/15/08 .................................     376,200
  830,000   B-      KMC Telecom Holdings Inc., Sr. Notes,
                       13.500% due 5/15/09+ ...............................     817,550
1,825,000   B       Level 3 Communications, step bond to yield 11.038%
                       due 12/1/08 ........................................   1,033,406
                    Microcell Telecommunications, Sr. Discount Notes:
  305,000   B3*        Series B, step bond to yield 11.843% due 6/1/06 ....     255,437
  835,000   B-         Step bond to yield 11.756% due 6/1/09+ .............     490,562
                    NEXTLINK Communications, LLC/NEXTLINK Capital, Inc.:
1,325,000   B          Sr. Discount Notes, step bond to yield 12.050%
                          due 6/1/09 ......................................     765,187
  440,000   B          Sr. Notes, 12.500% due 4/15/06 .....................     466,400
  975,000   B          Sr. Notes, 10.750% due 6/1/09 ......................     979,875
  810,000   BB-     Orange PLC, Sr. Notes, 9.000% due 6/1/09+ .............     814,050
                    Tele1 Europe B.V., Sr. Notes:
  320,000   B-         13.000% due 5/15/09+ ...............................     313,600
  325,000ECUB-         13.000% due 5/15/09+ ...............................     339,201
  265,000   NR      VersaTel Telecom International N.V., Sr. Notes,
                       13.250% due 5/15/08 ................................     262,350
                    Viatel Inc., Sr. Notes:
  675,000   B-         11.250% due 4/15/08 ................................     642,938
  400,000   B-         11.500% due 3/15/09 ................................     388,000
                                                                            -----------
                                                                             14,789,985
                                                                            -----------
Telephone - Cellular -- 5.3%
  540,000   NR      Airgate PCS Inc., Sr. Sub. Discount Notes,
                       step bond to yield 13.500% due 10/1/09 .............     292,950
  700,000   CCC+    Centennial Cellular Corp., Sr. Sub. Notes,
                       10.750% due 12/15/08 ...............................     731,500
                    Crown Castle International Corp., Sr. Discount Notes:
1,455,000   B          Step bond to yield 11.049% due 5/15/11 .............     836,625
   60,000   B          Step bond to yield 11.250% due 8/1/11+ .............      34,800
  340,000   NR      Dobson/Sygnet Communications, Sr. Notes,
                       12.250% due 12/15/08 ...............................     355,300

                        See Notes to Financial Statements

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================

    Face
  Amount++  Rating(a)                  Security                                 Value
----------------------------------------------------------------------------------------
Telephone - Cellular -- 5.3% (continued)
1,600,000   CCC+    Dolphin Telecom PLC, Sr. Discount Notes,
                       step bond to yield 11.416% due 6/1/08 .............. $   716,000
1,600,000   B-      Millicom International Cellular S.A., Sr. Discount Notes,
                       step bond to yield 15.966% due 6/1/06 ..............   1,136,000
                    Nextel Communications, Inc.:
1,005,000   B2*        Sr. Redeemable Discount Notes, step bond to yield
                          10.814% due 9/15/07 .............................     743,700
1,120,000   B2*        Sr. Serial Redeemable Discount Notes, step bond to yield
                          10.720% due 2/15/08 .............................     784,000
  510,000   B3*     Omnipoint Corp., Sr. Notes, 11.500% due 9/15/09+ ......     525,300
  680,000   NR      Spectrasite Holdings Inc., Sr. Discount Notes,
                       step bond to yield 11.250% due 4/15/09 .............     338,300
  520,000   B3*     Telecorp PCS Inc., Sr. Discount Notes,
                       step bond to yield 12.451% due 4/15/09+ ............     304,850
                    Telesystems International Wireless Inc., Sr. Discount Notes:
  160,000   CCC+       Series B, step bond to yield 11.520% due 6/30/07 ...      79,600
  715,000   CCC+       Series C, step bond to yield 11.011% due 11/1/07 ...     300,300
  605,000   B3*     Triton PCS Inc., Sr. Discount Notes,
                       step bond to yield 11.766% due 5/1/08 ..............     409,887
                                                                            -----------
                                                                              7,589,112
                                                                            -----------
Textiles -- 0.3%
  800,000DEMB3*     Texon International PLC, Sr. Notes, 10.000% due 2/1/08@     376,783
                                                                            -----------
Transportation - Marine -- 1.0%
  320,000   B-      Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09      311,200
1,030,000   BB-     Sea Containers Ltd., Sr. Sub. Debentures, Series A,
                       12.500% due 12/1/04 ................................   1,104,675
                                                                            -----------
                                                                              1,415,875
                                                                            -----------
Unregulated Power Generation -- 2.8%
                    AES Corp., Sr. Sub. Notes:
  915,000   Ba3*       10.250% due 7/15/06 ................................     919,575
1,715,000   Ba1*       9.500% due 6/1/09 ..................................   1,723,575
1,350,000   BB      Calpine Corp., Sr. Notes, 10.500% due 5/15/06 .........   1,404,000
                                                                            -----------
                                                                              4,047,150
                                                                            -----------

                        See Notes to Financial Statements

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================

    Face
  Amount++  Rating(a)                  Security                                 Value
----------------------------------------------------------------------------------------
Wholesale Distributors -- 0.1%
  160,000   B-      Fisher Scientific International Inc., Sr. Sub. Notes,
                       9.000% due 2/1/08 .................................. $   148,800
                                                                            -----------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $143,853,559) ................................ 137,065,953
                                                                            -----------
  Shares                               Security                                 Value
----------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
Savings & Loan Associations -- 0.3%
   20,100           California Federal Preferred Capital Corp.,
                       9.125% Noncumulative Exchangeable, Series A
                       (Cost -- $502,500) .................................     472,350
                                                                            -----------
WARRANTS# -- 0.3%
Broadcasting -- 0.1%
    2,450           UIH Australia Pacific, Inc., Expire 5/15/06 ...........      73,500
                                                                            -----------
Internet Services -- 0.1%
    1,625           Splitrock Services, Inc., Expire 7/15/08 ..............     117,000
    2,550           WAM!NET Inc., Expire 3/1/05 ...........................      58,013
                                                                            -----------
                                                                                175,013
                                                                            -----------
Telecommunications - Other -- 0.1%
    7,130           Pagemart, Inc., Expire 12/31/03 .......................      21,390
    1,300           RSL Communications, Ltd., Expire 11/15/06 .............      52,000
                    Tele1 Europe BV:
      320              Expire 5/15/09+ ....................................      20,800
      325              (EUR) Expire 5/15/09+ ..............................      22,498
      265           Versatel Telecommunications, Expire 5/15/08+ ..........      33,125
                                                                            -----------
                                                                                149,813
                                                                            -----------
Telephone - Cellular -- 0.0%
    1,000           Iridium World Communications Ltd., Expire 7/15/05+ ....          10
                                                                            -----------
                    TOTAL WARRANTS
                    (Cost -- $164,284) ....................................     398,336
                                                                            -----------

                        See Notes to Financial Statements

[LOGO OF SMITH BARNEY]                       Schedule of Investments (continued)
                                                  September 30, 1999 (unaudited)
================================================================================

    Face
   Amount                              Security                                 Value
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.1%
$5,961,000          J.P. Morgan Securities Inc., 5.250% due 10/1/99;
                    Proceeds at maturity -- $5,961,869; (Fully
                    collateralized by U.S. Treasury Bonds, 3.375% to
                    3.875% due 1/15/07 to 1/15/09; Market value --
                    $6,080,235) (Cost -- $5,961,000) ..................... $  5,961,000
                                                                           ------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $150,481,343** ) ............................ $143,897,639
                                                                           ============

++   Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
@    Security segregated by Custodian for open purchase commitments.
#    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

    Currency Abbreviations:
    -----------------------
    DEM -- German Mark
    GBP -- British Pound
    ECU -- European Currency Unit

    See page 19 for definition of ratings.

                        See Notes to Financial Statements

[LOGO OF SMITH BARNEY]                                  Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B and CCC Bonds rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Ba" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Ba       --   Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa      --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger may exist with respect to principal or interest.

NR       --   Indicates that the bond is not rated by either Standard & Poor's or Moody's.

[LOGO OF SMITH BARNEY]                       Statement of Assets and Liabilities
                                                  September 30, 1999 (unaudited)
================================================================================

ASSETS:
   Investments, at value (Cost -- $150,481,343) ..........                 $143,897,639
   Cash ..................................................                          108
   Interest and dividends receivable .....................                    3,267,844
   Receivable for securities sold ........................                      846,831
                                                                          -------------
   Total Assets ..........................................                  148,012,422
                                                                          -------------
LIABILITIES:
   Bank loan (Note 7) ....................................                   30,000,000
   Payable for securities purchased ......................                      595,609
   Interest payable ......................................                      157,694
   Payable for open forward foreign
     currency contracts (Note 11) ........................                      118,407
   Investment advisory fees payable ......................                       91,022
   Administration fees payable ...........................                       35,883
   Accrued expenses ......................................                      165,493
                                                                          -------------
   Total Liabilities .....................................                   31,164,108
                                                                          -------------
Total Net Assets .........................................                 $116,848,314
                                                                          =============
NET ASSETS:
   Par value of capital shares ...........................                 $    159,368
   Capital paid in excess of par value ...................                  116,950,635
   7.00% Cumulative Preferred Stock (Note 6) .............                   30,000,000
   Overdistributed net investment income .................                     (222,667)
   Accumulated net realized loss on security transactions                   (23,340,564)
   Net unrealized depreciation on investments and
     foreign currencies ..................................                   (6,698,458)
                                                                          -------------
Total Net Assets .........................................                 $116,848,314
                                                                          =============
NET ASSET VALUE, COMPRISED OF:                                Per Share
                                                              ---------
7.00% Cumulative Preferred Stock redemption value ........    $1,000.00    $ 30,000,000
Cumulative undeclared dividends on 7.00%
   Preferred Stock .......................................        20.81         624,240
                                                              ---------   -------------
Total allocated to Cumulative Preferred Stock ............    $1,020.81      30,624,240
                                                              =========   -------------
Common Stock (15,936,845 shares outstanding) .............    $    5.41      86,224,074
                                                              =========   =============
Total Net Assets .........................................                 $116,848,314
                                                                          =============

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY]                                   Statement of Operations
                                                        For the Six Months Ended
                                                  September 30, 1999 (unaudited)
================================================================================

INVESTMENT INCOME:
   Interest ..............................................                   $7,515,152
   Dividends .............................................                       71,977
   Less: Interest expense (Note 7) .......................                     (837,783)
                                                                            -----------
   Total Investment Income ...............................                    6,749,346
                                                                            -----------
EXPENSES:
   Investment advisory fees (Note 2) .....................                      377,331
   Administration fees (Note 2) ..........................                      150,932
   Shareholder communications ............................                       85,344
   Audit and legal .......................................                       42,676
   Directors' fees .......................................                       17,506
   Pricing ...............................................                       14,414
   Shareholder and system servicing fees .................                       10,448
   Custody ...............................................                        6,225
   Other .................................................                       18,546
                                                                            -----------
   Total Expenses ........................................                      723,422
                                                                            -----------
Net Investment Income ....................................                    6,025,924
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 11):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)                 (4,485,879)
     Foreign currency transactions .......................                       42,443
                                                                            -----------
   Net Realized Loss .....................................                   (4,443,436)
                                                                            -----------
   Increase in Net Unrealized Depreciation of
   Investments and Foreign Currencies:
     Beginning of period .................................                   (2,628,669)
     End of period .......................................                   (6,698,458)
                                                                            -----------
   Increase in Net Unrealized Depreciation ...............                   (4,069,789)
                                                                            -----------
Net Loss on Investments ..................................                   (8,513,225)
                                                                            -----------
Decrease in Net Assets From Operations ...................                  $(2,487,301)
                                                                            ===========

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY]                       Statements of Changes in Net Assets
                                                        For the Six Months Ended
                                                  September 30, 1999 (unaudited)
                                               and the Year Ended March 31, 1999
================================================================================

                                                           September 30      March 31
                                                           ------------    ------------
OPERATIONS:
   Net investment income ................................. $  6,025,924    $ 12,708,330
   Net realized loss .....................................   (4,443,436)     (3,046,114)
   Increase in net unrealized
     depreciation ........................................   (4,069,789)    (12,054,283)
                                                           ------------    ------------
   Decrease in Net Assets
     From Operations .....................................   (2,487,301)     (2,392,067)
                                                           ------------    ------------
DISTRIBUTIONS PAID TO:
   7.00% Cumulative Preferred Stock
     Shareholders From Net Investment
     Income ..............................................   (1,050,000)     (2,100,000)
   Common Stock Shareholders From Net
     Investment Income ...................................   (5,178,161)    (10,597,803)
   Common Stock Shareholders From Capital ................           --        (331,100)
                                                           ------------    ------------
   Decrease In Net Assets From
     Distributions To Shareholders .......................   (6,228,161)    (13,028,903)
                                                           ------------    ------------
FUND SHARE TRANSACTIONS (Note 8):
   Net asset value of shares issued for
   reinvestment of dividends .............................    1,381,578       3,120,769
                                                           ------------    ------------
   Increase in Net Assets From
     Fund Share Transactions .............................    1,381,578       3,120,769
                                                           ------------    ------------
Decrease in Net Assets ...................................   (7,333,884)    (12,300,201)
NET ASSETS:
   Beginning of period ...................................  124,182,198     136,482,399
                                                           ------------    ------------
   End of period* ........................................ $116,848,314    $124,182,198
                                                           ============    ============
* Includes overdistributed
   net investment income of: .............................    $(222,667)       $(62,873)
                                                           ============    ============


                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY]                                   Statement of Cash Flows
                                                        For the Six Months Ended
                                                  September 30, 1999 (unaudited)
================================================================================

NET DECREASE IN CASH:
Cash Flows Provided by Operating
and Investing Activities:
  Interest and dividends received ........................ $  6,551,146
  Operating expenses paid ................................     (764,084)
  Interest payments on bank loans ........................     (812,936)
  Purchases of short-term securities, net ................      780,000
  Purchases of long-term securities ......................  (70,459,292)
  Proceeds from disposition of long-term securities ......   69,551,469
                                                           ------------
  Net Cash Provided By Operating
    and Investing Activities .............................                  $ 4,846,303
                                                                            -----------
Cash Flows From Financing Activities:
  Cash dividends paid on 7.00% Cumulative
    Preferred Stock ......................................   (1,050,000)
  Cash dividends paid on Common Stock* ...................   (3,796,583)
                                                           ------------
  Net Cash Used By Financing Activities ..................                   (4,846,583)
                                                                            -----------
Net Decrease in Cash .....................................                         (280)
Cash--Beginning of period ................................                          388
                                                                            -----------
Cash--End of period ......................................                  $       108
                                                                            ===========
RECONCILIATION OF DECREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:
Decrease in Net Assets From Operations ...................                  $(2,487,301)
  Amortization of discount on securities .................   (1,158,421)
  Decrease in investments ................................    9,965,989
  Increase in receivable for securities sold .............     (224,119)
  Decrease in payable for securities purchased ...........   (1,416,500)
  Decrease in dividends and interest receivable ..........       19,458
  Increase in payable for open forward foreign
    currency contracts ...................................      163,011
  Decrease in accrued expenses ...........................      (15,814)
                                                           ------------
  Total Adjustments ......................................                    7,333,604
                                                                            -----------
Net Cash Provided By Operating and Investing Activities ..                  $ 4,846,303
                                                                            ===========

*    Exclusive of dividend reinvestment of $1,381,578.

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY]                             Notes to Financial Statements
                                                                     (unaudited)
================================================================================

     1. Significant Accounting Policies

     Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the 7.00% Cumulative Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Fund out of funds legally available to shareholders at a rate of 7.00% per annum, payable semi-

[LOGO OF SMITH BARNEY]                             Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

annually on June 15 and December 15; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities (including the outstanding principal amount on the bank loan), (2) the aggregate liquidation value (i.e., $1,000 per outstanding share) of the 7.00% Cumulative Redeemable Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Cumulative Redeemable Preferred Stock issue;
(i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses amounting to $14,406,719 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Advisory Agreement and Transactions with Affiliated Persons

     SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily net

[LOGO OF SMITH BARNEY]                             Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

assets (defined as the average daily value of the total assets of the Fund less total liabilities other than the outstanding principal amount of the Bank loan). This fee is calculated daily and paid monthly.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets (defined as the average daily value of the total assets of the Fund less total liabilities other than the outstanding principal amount of the Bank loan). This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     3. Investments

     During the six months ended September 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


-------------------------------------------------------------------------
Purchases                                                   $69,042,792
-------------------------------------------------------------------------
Sales                                                        69,775,588
-------------------------------------------------------------------------

     At September 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------
Gross unrealized appreciation                              $  1,387,293
Gross unrealized depreciation                                (7,970,997)
-------------------------------------------------------------------------
Net unrealized depreciation                                $ (6,583,704)
-------------------------------------------------------------------------

     4. Cash Flow Information

     The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

[LOGO OF SMITH BARNEY]                             Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

     5. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. Cumulative Redeemable Preferred Stock

     On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which will be redeemed in full on April 15, 2000, at a price equal to $1,000 per share, plus accumulated and unpaid dividends. At September 30, 1999, 220,000 authorized shares of 7.00% Cumulative Preferred Stock with a par value of $0.01 remained unissued. Cumulative undeclared dividends on the outstanding Preferred Stock amounted to $624,240 at September 30, 1999.

     Moody's Investors Service, Inc. and Standard & Poor's Ratings Service have reconfirmed their respective Aa3 and AA+ ratings of the Fund's 7% Cumulative Preferred Stock.

     7. Bank Loan

     The Fund has a $35,000,000 line of credit with PNC Bank, N.A. Interest on the loan can be paid based on 30-, 60- or 90-day periods as elected by the Fund. The interest on the loan is currently calculated at LIBOR plus 40 basis points. The line of credit expires on July 31, 2000.

     For the six months ended September 30, 1999, interest expense related to the loan totalled $837,783 the average dollar amount of the borrowing was $30,000,000 and the average interest rate was 5.49%.

[LOGO OF SMITH BARNEY]                             Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

     8. Common Stock

     At September 30, 1999, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

     Common stock transactions were as follows:

                                Six Months Ended             Year Ended
                               September 30, 1999          March 31, 1999
                              --------------------      --------------------
                               Shares      Amount        Shares      Amount
--------------------------------------------------------------------------------
Shares issued on
   reinvestment               246,711    $1,381,578     488,015    $3,120,769
--------------------------------------------------------------------------------

     9. Capital Loss Carryforward

     At March 31, 1999, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $17,263,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                              2000          2003        2004          2007
--------------------------------------------------------------------------------
Carryforward Amounts       $8,395,000    $4,873,000  $2,291,000    $1,704,000
--------------------------------------------------------------------------------

     10. Asset Maintenance Requirement

     The Fund is required to maintain certain asset coverages with respect to the Cumulative Preferred Stock (of at least 200%). If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the Cumulative Preferred Stock in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

[LOGO OF SMITH BARNEY]                             Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

     11. Forward Foreign Currency Contracts

     At September 30, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

                               Local        Market    Settlement    Unrealized
Foreign Currency             Currency       Value        Date          Loss
--------------------------------------------------------------------------------
To Sell:
British Pound                 189,000       311,265    10/04/99     $    (511)
British Pound               1,467,631     2,418,266    12/22/99       (27,516)
European Currency Unit      3,858,922     4,135,534    12/15/99       (90,380)
--------------------------------------------------------------------------------
Total Unrealized Loss on Open Forward
   Foreign Currency Contracts                                       $(118,407)
--------------------------------------------------------------------------------

[LOGO OF SMITH BARNEY]                                      Financial Highlights
================================================================================

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each year ended March 31, except where noted:


                                                  1999(1)       1999       1998
                                                 ---------    --------   --------
Net Asset Value, Beginning of Period ..........    $5.96        $6.96      $6.45
                                                 -------      -------   --------

Income (Loss) From Operations:
   Net investment income ......................     0.38         0.82       0.87
   Net realized and unrealized gain (loss) ....    (0.54)       (0.97)      0.56
                                                 -------      -------   --------
   Total Income (Loss) From Operations ........    (0.16)       (0.15)      1.43
                                                 -------      -------   --------
Distributions Paid To:
   7.00% Cumulative Preferred Stock
     Shareholders From Net Investment Income ..    (0.06)       (0.14)     (0.14)
   Common Stock Shareholders From Net
     Investment Income ........................    (0.33)       (0.69)     (0.78)
   Common Stock Shareholders From Capital .....       --        (0.02)        --
   Change in accumulated undeclared dividends
     on Preferred Stock .......................       --           --         --
                                                 -------      -------   --------
   Total Distributions ........................    (0.39)       (0.85)     (0.92)
                                                 -------      -------   --------
Net Asset Value, End of Period ................    $5.41        $5.96      $6.96
                                                 =======      =======   ========
Market Value, End of Period ...................    $5.31        $5.88      $7.50
                                                 =======      =======   ========
Total Return, Based on Market Value* ..........    (4.14)%++   (12.53)%    14.81%
                                                 =======      =======   ========
Total Return, Based on Net Asset Value* .......    (3.78)%++    (4.38)%    19.75%
                                                 =======      =======   ========
Net Assets**, End of Period (000's) ...........  $86,224      $93,561   $105,861
                                                 =======      =======   ========
Ratios to Average Net Assets Based on
Common Shares Outstanding:
   Net Investment Income ......................    13.30%+      12.99%     12.60%
   Interest Expense ...........................     1.85+        1.81       1.81
   Other Expenses .............................     1.60+        1.53       1.51
Portfolio Turnover Rate .......................       49%          91%        79%


-----------
(1)  For the six months ended September 30, 1999 (unaudited).
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
**   Exclusive of preferred shares outstanding.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

[LOGO OF SMITH BARNEY]                          Financial Highlights (continued)
================================================================================

For a share of common stock outstanding throughout each year ended March 31:


                                                  1997         1996       1995
                                                --------     --------   --------
Net Asset Value, Beginning of Year ............    $6.31        $5.88      $6.76
                                                 -------      -------   --------
Income (Loss) From Operations:
   Net investment income ......................     0.92         0.86       0.93
   Net realized and unrealized gain (loss) ....     0.08         0.45      (0.78)
                                                 -------      -------   --------
   Total Income From Operations ...............     1.00         1.31       0.15
                                                 -------      -------   --------
Distributions:
   Dividends declared to 7.00% Cumulative
     Preferred Stockholders ...................    (0.14)       (0.15)     (0.16)
   Dividends paid from net investment income ..    (0.72)       (0.73)     (0.87)
                                                 -------      -------   --------
   Total Distributions ........................    (0.86)       (0.88)     (1.03)
                                                 -------      -------   --------
Net Asset Value, End of Year ..................    $6.45        $6.31      $5.88
                                                 =======      =======   ========
Market Value, End of Year .....................    $7.25        $7.00      $6.63
                                                 =======      =======   ========
Total Return, Based on Market Value* ..........    15.55%       18.35%      6.41%
                                                 =======      =======   ========
Total Return, Based on Net Asset Value* .......    14.04%       20.01%     (0.53)%
                                                 =======      =======   ========
Net Assets**, End of Year (000's) .............  $95,034      $90,318    $80,309
                                                 =======      =======   ========
Ratios to Average Net Assets Based on
Common Shares Outstanding***:
   Net Investment Income ......................    14.35%       14.21%     15.35%
   Interest Expense ...........................     1.92         1.98       1.58
   Other Expenses .............................     1.59         1.65       1.65
Portfolio Turnover Rate .......................      101%          87%        79%


-----------
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
**   Exclusive of preferred shares outstanding.
*** Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders. The amounts for 1997 and 1996 have been recalculated to reflect this methodology.

[LOGO OF SMITH BARNEY]                   Other Financial Information (unaudited)
================================================================================

     The table below sets out information with respect to Cumulative Preferred Stock, Senior Money Market Notes and Bank Credit Facility:


                          1999(1)     1999      1998      1997     1996       1995
                         ---------  --------  --------  -------- --------   --------
7.00% Cumulative
  Preferred Stock(2)
  Total amount
   outstanding (000s)      $ 30,000  $ 30,000  $ 30,000  $ 30,000  $ 30,000  $ 30,000
  Asset Coverage Per Share    2,440     2,560     2,760     2,580     2,490     2,439
  Involuntary Liquidating
   Preference Per Share(2)    1,000     1,000     1,000     1,000     1,000     1,000
  Average Market Value
   Per Share(2)(3)            1,000     1,000     1,000     1,000     1,000     1,000

Senior Money
  Market Notes
  Total amount
   outstanding (000s)            --        --        --        --        --    25,800
  Asset Coverage (000s)          --        --        --        --        --   135,966

PNC Bank Credit Facility
  Total amount
   outstanding (000s)        30,000    30,000    30,000    30,000    30,000        --
  Asset Coverage (000s)     146,200   153,600   165,900   154,800   149,400        --

---------------
(1)  For the six months ended September 30, 1999.
(2)  Redeemable April 15, 2000.
(3)  Excludes accrued interest or accumulated undeclared dividends.
(4)  See Note 6 of the Notes to Financial Statements.

[LOGO OF SMITH BARNEY]               Quarterly Results of Operations (unaudited)
================================================================================

                                                                                               Net Increase
                                                                         Net Realized           (Decrease)
                                                                        and Unrealized        in Net Assets
                              Investment           Net Investment         Gain (Loss)              From
                                Income                 Income           on Investments          Operations
                         -------------------   -------------------  -------------------    --------------------
                                       Per                   Per                  Per                     Per
Quarter Ended              Total      Share*      Total     Share*    Total      Share*      Total       Share*
-------------------      ----------   ------   ----------   ------  ----------   ------    ----------    ------
June 30, 1997            $3,810,798   $0.26    $3,442,440   $0.23   $4,087,876    $0.29    $7,530,316    $0.52
September 30, 1997        3,652,220    0.24     3,266,777    0.22    4,374,410     0.29     7,641,187     0.51
December 31, 1997         3,786,388    0.25     3,387,528    0.23   (1,501,241)   (0.10)    1,886,287     0.13
March 31, 1998            3,209,147    0.22     2,817,759    0.19    1,311,486     0.08     4,129,245     0.27
June 30, 1998             3,578,838    0.23     3,185,558    0.21   (1,919,184)   (0.13)    1,266,374     0.08
September 30, 1998        3,511,518    0.23     3,123,106    0.20  (11,774,047)   (0.76)   (8,650,941)   (0.56)
December 31, 1998         3,604,184    0.23     3,264,567    0.21     (233,303)   (0.01)    3,031,264     0.20
March 31, 1999            3,514,767    0.22     3,135,099    0.20   (1,173,863)   (0.07)    1,961,236     0.13
June 30, 1999             3,352,171    0.21     2,987,079    0.19   (4,365,869)   (0.28)   (1,378,790)   (0.09)
September 30, 1999        3,397,175    0.21     3,038,845    0.19   (4,147,356)   (0.26)   (1,108,511)   (0.07)

-------------------
*    Per share of Common Stock.

[LOGO OF SMITH BARNEY]                                Financial Data (unaudited)
================================================================================

For a share of common stock outstanding throughout each period:


                                                                    Dividend
   Record       Payable      NYSE       Net Asset    Dividend     Reinvestment
    Date         Date    Closing Price    Value*       Paid          Price
--------------------------------------------------------------------------------
   4/22/97      4/25/97     $7.125        $6.38       $0.061        $6.769
   5/27/97      5/30/97      7.500         6.59        0.061         7.125
   6/24/97      6/27/97      7.625         6.77        0.061         7.244
   7/22/97      7/25/97      7.750         6.81        0.061         7.363
   8/26/97      8/29/97      7.938         6.88        0.061         7.541
   9/23/97      9/26/97      7.938         7.01        0.063         7.541
  10/28/97     10/31/97      8.000         6.93        0.063         7.600
  11/24/97     11/28/97      8.190         6.91        0.063         7.778
  12/22/97     12/26/97      8.250         6.93        0.063         7.838
  12/31/97       1/2/98      8.250         6.91        0.040         7.838
   1/27/98      1/30/98      8.063         6.90        0.063         7.659
   2/24/98      2/27/98      8.500         6.95        0.063         8.075
   3/24/98      3/27/98      7.688         6.95        0.061         7.303
   4/21/98      4/24/98      7.500         6.95        0.061         7.125
   5/26/98      5/29/98      7.500         6.89        0.061         7.125
   6/23/98      6/26/98      7.625         6.82        0.061         7.244
   7/28/98      7/31/98      7.438         6.85        0.061         7.066
   8/25/98      8/28/98      6.563         6.54        0.061         6.409
   9/22/98      9/25/98      6.375         6.02        0.058         6.056
  10/27/98     10/30/98      6.625         5.61        0.058         6.294
  11/23/98     11/27/98      6.625         6.07        0.058         6.294
  12/21/98     12/24/98      6.125         5.98        0.058         5.860
   1/26/99      1/29/99      6.063         6.06        0.058         5.938
   2/23/99      2/26/99      6.063         5.98        0.058         5.859
   3/23/99      3/26/99      5.875         5.97        0.056         5.850
   4/27/99      4/30/99      5.750         6.07        0.056         5.910
   5/25/99      5/28/99      5.932         5.87        0.056         5.750
   6/22/99      6/25/99      5.875         5.69        0.054         5.580
   7/27/99      7/30/99      5.938         5.68        0.054         5.641
   8/24/99      8/27/99      5.750         5.51        0.054         5.463
   9/21/99      9/24/99      5.375         5.42        0.054         5.312
--------------------------------------------------------------------------------

*    As of record date

[LOGO OF SMITH BARNEY]                                Dividend Reinvestment Plan
                                                                     (unaudited)
================================================================================

     Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

     If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by

[LOGO OF SMITH BARNEY]                                Dividend Reinvestment Plan
                                                                     (unaudited)
================================================================================

a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or

[LOGO OF SMITH BARNEY]                                Dividend Reinvestment Plan
                                                                     (unaudited)
================================================================================

terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

            -------------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

DIRECTORS

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon
Charles F. Barber, Emeritus

OFFICERS

Heath B. McLendon
Chairman of the Board

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary




            This report is intended only for the shareholders of the
                             ZENIX Income Fund Inc.
               It is not a Prospectus, circular or representation
              intended for use in the purchase or sale of shares of
             the Fund or of any securities mentioned in the report.

                                  FD01206 11/99